Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
29 October 2015
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it has the following relevant securities held and in issue outside treasury as of the close of business on 28 October 2015:
•252,690,667 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•600,424,166 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,532 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,772,736 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has acquired shares, pursuant to the exercise of a call option entered into on 25 September 2015, in 181,966 Liberty Global Class C ordinary shares of $0.01 each.
Liberty Global additionally announces that it has repurchased the following number of Liberty Global Class C Ordinary Shares of $0.01 each pursuant to its share purchase plan, which operates on a daily basis in compliance with Rule 10b5-1 of the Securities Exchange Act 1934 (the "Buyback Plan"):

Date of purchase	28 October 2015
Number of shares purchased	163,400
Highest price per share (US$)	43.08
Lowest price per share (US$)	42.44

A breakdown of the prices at which these shares were purchased is set out as follows. These shares will be held in treasury until being cancelled in due course.

Price per share (US$)	Number of Liberty Global Class C Ordinary Shares of $0.01
42.440	300
42.450	1,100
42.470	500
42.500	2,500
42.510	1,800
42.540	417
42.550	2,400
42.590	700
42.600	1,100
42.630	2,200
42.650	100
42.660	2,000
42.665	500
42.670	2,300
42.680	5,800
42.690	5,300
42.700	7,500
42.710	600
42.720	1,000
42.730	3,200
42.740	3,194
42.750	1,300
42.760	7,300
42.770	1,200
42.780	1,186
42.785	100
42.790	11,900
42.795	200
42.800	11,012
42.810	4,200
42.820	4,300
42.825	100
42.830	2,691
42.840	1,800
42.850	6,300
42.855	200
42.860	9,400
42.865	200
42.870	4,800
42.880	2,200
42.885	100
42.890	7,500
42.900	1,400
42.910	700
42.920	2,500
42.930	2,000
42.940	4,200
42.945	100
42.950	1,800
42.955	100
42.960	4,600
42.970	100
42.975	59

42.980	7,241
42.990	2,500
43.000	7,700
43.020	1,300
43.040	100
43.060	2,300
43.080	2,200

Liberty Global further announces that, pursuant to entering into a call spread transaction on 28 October 2015, it has acquired interests in 357,392 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $41.97. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
28 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,392	Zero	European	01 December 2015
		Call option	Written	357,392	42.74	European
27 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,560	Zero	European	30 November 2015
		Call option	Written	357,560	42.72	European
26 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,727	Zero	European	27 November 2015
		Call option	Written	357,727	42.70	European
23 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	360,854	Zero	European	25 November 2015
		Call option	Written	360,854	42.33	European
22 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	361,537	Zero	European	24 November 2015
		Call option	Written	361,537	42.25	European
21 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	356,641	Zero	European	23 November 2015
		Call option	Written	356,641	42.83	European
20 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,423	Zero	European	20 November 2015
		Call option	Written	350,423	43.59	European
19 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	348,345	Zero	European	19 November 2015
		Call option	Written	348,345	43.85	European
16 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	348,425	Zero	European	18 November 2015
		Call option	Written	348,425	43.84	European
15 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,363	Zero	European	17 November 2015
		Call option	Written	352,363	43.35	European

14 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	359,242	Zero	European	16 November 2015
		Call option	Written	359,242	42.52	European
13 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,142	Zero	European	13 November 2015
		Call option	Written	357,142	42.77	European
12 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	356,558	Zero	European	12 November 2015
		Call option	Written	356,558	42.84	European
09 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,038	Zero	European	11 November 2015
		Call option	Written	352,038	43.39	European
08 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,933	Zero	European	10 November 2015
		Call option	Written	352,933	43.28	European
07 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	353,096	Zero	European	09 November 2015
		Call option	Written	353,096	43.26	European
06 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	353,260	Zero	European	06 November 2015
		Call option	Written	353,260	43.24	European
05 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	355,231	Zero	European	05 November 2015
		Call option	Written	355,231	43.00	European
02 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	367,363	Zero	European	04 November 2015
		Call option	Written	367,363	41.58	European
01 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	368,160	Zero	European	03 November 2015
		Call option	Written	368,160	41.49	European
30 September 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	371,472	Zero	European	02 November 2015
		Call option	Written	371,472	41.12	European
29 September 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	376,973	Zero	European	30 October 2015
		Call option	Written	376,973	40.52	European
28 September 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	218,442	Zero	European	29 October 2015
		Call option	Written	218,442	41.96	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the possible offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the possible offer. This information may be material to investors in connection with the possible offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428

Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.